Exhibit 99.1

Occidental Announces Early Tender Results of and Upsize in Cash Tender Offers and Consent Solicitations for Certain of its Senior Notes

HOUSTON — July 14, 2021 — Occidental (NYSE: OXY) today announced the early tender results of its offers to purchase for cash (collectively, the “Tender Offers” and each a “Tender Offer”) its outstanding 2.700% Senior Notes due 2022 (the “2.700% 2022 Notes”), 2.70% Senior Notes due 2023 (the “2.70% 2023 Notes”), 3.450% Senior Notes due 2024 (the “3.450% 2024 Notes”), 2.900% Senior Notes due 2024 (the “2.900% 2024 Notes”), 3.500% Senior Notes due 2025 (the “3.500% 2025 Notes”), 3.400% Senior Notes due 2026 (the “3.400% 2026 Notes”), 3.200% Senior Notes due 2026 (the “3.200% 2026 Notes” and, together with the 3.400% 2026 Notes, the “2026 Notes”) and Floating Interest Rate Senior Notes due 2022 (the “Floating Rate 2022 Notes” and, together with the 2026 Notes, the 2.700% 2022 Notes, the 2.70% 2023 Notes, the 3.450% 2024 Notes, the 2.900% 2024 Notes and the 3.500% 2025 Notes, the “Notes”). In connection therewith, Occidental further announced that it is increasing the maximum aggregate purchase price of Notes it will accept for purchase, excluding accrued but unpaid interest (as amended herein, the “Maximum Aggregate Purchase Price”), from the previously announced amount of $2,500,000,000 to $3,104,329,102.50 and that it is increasing the maximum aggregate principal amount to be purchased by Occidental of the 2026 Notes (as amended herein, the “Sub-Cap”) from the previously announced amount of $300,000,000 to $333,346,000.

The Tender Offers and Consent Solicitations (as defined below) are being made pursuant to the terms and subject to the conditions described in Occidental’s Offer to Purchase and Consent Solicitation Statement, dated June 29, 2021, as amended by this press release (the “Offer to Purchase”). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Offer to Purchase.

The Tender Offers and Consent Solicitations are subject to, and conditioned upon, the satisfaction or waiver of certain conditions described in the Offer to Purchase. As set forth in the Offer to Purchase, Occidental reserves the right, but is under no obligation, to further increase the Maximum Aggregate Purchase Price or the Sub-Cap at any time, subject to applicable law.

According to the information received from Global Bondholder Services Corporation, the Tender Agent and Information Agent for the Tender Offers and Consent Solicitations, as of 5:00 p.m., New York City time, on July 13, 2021 (such date and time, the “Early Tender Time”), Occidental had received, and informed Global Bondholder Services Corporation it had accepted, valid tenders from holders of the Notes as outlined in the table below.

Series of Notes	CUSIP Number/ISIN	Aggregate Principal Amount Outstanding ($)	Acceptance Priority Level	Aggregate Principal Amount Tendered ($)	Aggregate Principal Amount Accepted for Purchase ($)	Total Consideration(1)(2) ($)	Proration Factor
2.700% Senior Notes due 2022	674599CP8 / US674599CP81	$629,120,000	1	$277,616,000	$277,616,000	$1,020.00	100%
2.70% Senior Notes due 2023	674599CE3 / US674599CE35	$926,608,000	2	$484,413,000	$484,413,000	$1,022.50	100%
3.450% Senior Notes due 2024	674599DA0 / US674599DA04	$233,062,000	3	$81,254,000	$81,254,000	$1,020.00	100%
2.900% Senior Notes due 2024	674599CW3 / US674599CW33	$3,000,000,000	4	$1,619,712,000	$1,619,712,000	$1,030.00	100%
3.500% Senior Notes due 2025	674599CG8 / US674599CG82	$750,000,000	5	$228,608,000	$228,608,000	$1,030.00	100%
3.400% Senior Notes due 2026	674599CH6 / US674599CH65	$1,150,000,000	6	$223,581,000	$223,581,000	$1,022.50	100%
3.200% Senior Notes due 2026	674599CR4 / US674599CR48	$1,000,000,000	6	$109,765,000	$109,765,000	$1,007.50	100%

(1)	Does not include accrued but unpaid interest, which will also be payable as provided in the Offer to Purchase.
(2)	Includes the Early Tender Premium (as defined below).

The purchase of all Notes validly tendered and not validly withdrawn in the Tender Offers would cause Occidental to purchase an aggregate principal amount of Notes that would result in a maximum aggregate purchase price, excluding accrued but unpaid interest, in excess of the Maximum Aggregate Purchase Price. Accordingly, Occidental has accepted for purchase the 2026 Notes, and all Notes with a higher Acceptance Priority Level (with series of Notes of the same Acceptance Priority Level being treated equally (as though they are a single series) for purposes of acceptance for purchase and proration) and has not accepted for purchase any of the Floating Rate 2022 Notes.

As the Tender Offers were fully subscribed up to the Maximum Aggregate Purchase Price as of the Early Tender Time, holders who validly tender Notes after the Early Tender Time will not have any of such Notes accepted for payment unless Occidental further increases the Maximum Aggregate Purchase Price. As the Tender Offers for the 2026 Notes were fully subscribed up to the Sub-Cap as of the Early Tender Time, holders who validly tender 2026 Notes after the Early Tender Time will not have any of such 2026 Notes accepted for payment unless Occidental further increases the Sub-Cap. The early settlement date for Notes validly tendered and not validly withdrawn at or prior to the Early Tender Time and accepted for purchase will be July 15, 2021 (the “Early Settlement Date”), subject to the satisfaction or waiver of all conditions to the Tender Offers and Consent Solicitations described in the Offer to Purchase.

Holders of Notes that were validly tendered and not validly withdrawn at or prior to the Early Tender Time and have been accepted for purchase pursuant to the applicable Tender Offer will receive the applicable Total Consideration for each series of Notes as set forth in the table above, which includes the early tender premium of $50 per $1,000 principal amount of Notes (the “Early Tender Premium”), together with accrued but unpaid interest on such Notes from the last interest payment date with respect to such Notes to, but not including, the Early Settlement Date. The Tender Offers and Consent Solicitations will expire at 11:59 p.m., New York City time, on July 27, 2021, unless earlier extended or terminated by Occidental.

As part of the Tender Offers, Occidental also solicited consents (the “Consent Solicitations”) from the holders of the 2.70% 2023 Notes, the 3.450% 2024 Notes, the 2.900% 2024 Notes, the 3.500% 2025 Notes and the Floating Rate 2022 Notes (collectively, the “Consent Notes”) for certain proposed amendments (the “Proposed Amendments”) described in the Offer to Purchase that would, among other things, eliminate certain of the restrictive covenants contained in the indentures governing the Consent Notes and provide that Occidental may provide a notice of redemption to Holders of the related series of Consent Notes to be redeemed pursuant to such notice of redemption not less than 5 business days nor more than 60 days prior to the redemption date for such series of Consent Notes. Adoption of the Proposed Amendments with respect to each series of Consent Notes requires the requisite consent applicable to such series of Consent Notes as described in the Offer to Purchase (the “Requisite Consent”). As of the Early Tender Time, the Requisite Consent required to approve the Proposed Amendments with respect to the 2.70% 2023 Notes, 3.450% 2024 Notes and 2.900% 2024 Notes has been received, and the Company intends to execute supplemental indentures to the indentures governing such series of Notes on the Early Settlement Date. The Requisite Consent required to approve the Proposed Amendments with respect to the 3.500% 2025 Notes and the Floating Rate 2022 Notes was not obtained by the Company and, therefore, the indentures governing such Notes will not be amended and will remain in effect in their present form.

Barclays Capital Inc., BofA Securities, Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC are the lead Dealer Managers and lead Solicitation Agents in the Tender Offers and Consent Solicitations. Global Bondholder Services Corporation has been retained to serve as the Tender Agent and Information Agent for the Tender Offers and Consent Solicitations. Persons with questions regarding the Tender Offers and Consent Solicitations should contact Barclays Capital Inc. at (toll-free) (800) 438-3242 or (collect) (212) 528-7581, BofA Securities, Inc. at +1 (980) 388-3646 or debt_advisory@bofa.com, MUFG Securities Americas Inc. at (toll-free) (877) 744-4532 or (collect) (212) 405-7481, RBC Capital Markets, LLC at (toll free) (877) 381-2099 or (US) (212) 618-7843 or Wells Fargo Securities, LLC at +1 (866) 309-6316 (toll free) or +1 (704) 410-4756 (collect). Requests for the Offer to Purchase should be directed to Global Bondholder Services Corporation at (banks or brokers) (212) 430-3774 or (toll free) (866) 807-2200 or by email to contact@gbsc-usa.com.

None of Occidental, the Dealer Managers and Solicitation Agents, the Tender Agent and Information Agent, the trustee under the indentures governing the Notes or any of their respective affiliates is making any recommendation as to whether holders should tender any Notes in response to the Tender Offers and Consent Solicitations. Holders must make their own decision as to whether to participate in the Tender Offers and Consent Solicitations and, if so, the principal amount of Notes as to which action is to be taken.

This press release shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. Neither this press release nor the Offer to Purchase is an offer to sell or a solicitation of an offer to buy any securities. The Tender Offers and Consent Solicitations are being made only pursuant to the Offer to Purchase and only in such jurisdictions as is permitted under applicable law. In any jurisdiction in which the Tender Offers are required to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of Occidental by the Dealer Managers, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

About Occidental

Occidental is an international energy company with assets in the United States, Middle East, Africa and Latin America. We are one of the largest oil producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon dioxide management to advance a lower-carbon world. Visit oxy.com for more information.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause the results to differ include, but are not limited to: the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities and other third parties in response to the pandemic; our indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; our ability to successfully monetize select assets, repay or refinance our debt and the impact of changes in our credit ratings; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations; supply and demand considerations for, and the prices of, our products and services; actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of our proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings;  unexpected changes in costs; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including our ability to timely obtain or maintain permits or other governmental approvals, including those necessary for drilling and/or development projects; our ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, natural gas and natural gas liquids reserves; lower-than-expected production from development projects or acquisitions; our ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve our competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver our oil and natural gas and other processing and transportation considerations; general economic conditions, including slowdowns, domestically or internationally and volatility in the securities, capital or credit markets; uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; governmental actions and political conditions and events; legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, deepwater and onshore drilling and permitting regulations and environmental regulation (including regulations related to climate change); environmental risks and liability under federal, regional, state, provincial, tribal, local and international environmental laws and regulations (including remedial actions); our ability to recognize intended benefits from our business strategies and initiatives, such as Oxy Low Carbon Ventures or announced greenhouse gas reduction targets; potential liability resulting from pending or future litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks or insurgent activity; the creditworthiness and performance of our counterparties, including financial institutions, operating partners and other parties; failure of risk management; our ability to retain and hire key personnel; reorganization or restructuring of our operations; changes in state, federal or international tax rates; and actions by third parties that are beyond our control.
Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of this press release. Unless legally required, we undertake no obligation to update, modify or withdraw any forward-looking statements, as a result of new information, future events or otherwise. Factors that could cause actual results to differ and that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2020, and in Occidental’s other filings with the U.S. Securities and Exchange Commission.

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Contacts
Media	Investors
Eric Moses	Jeff Alvarez
713-497-2017	713-215-7864
eric_ moses@oxy.com	jeff_alvarez@oxy.com